Exhibit 10.3

EXECUTION COPY

INTELLECTUAL PROPERTY SECURITY AGREEMENT

          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of this 11th day of June, 2009 by and among MTM TECHNOLOGIES, INC., a New York corporation (“MTM”), MTM TECHNOLOGIES (US), INC., a Delaware corporation (“MTM-US”), MTM TECHNOLOGIES (MASSACHUSETTS), LLC, a Delaware limited liability company (“MTM-MA”), and INFO SYSTEMS, INC., a Delaware corporation (“ISI”; MTM, MTM-US, MTM-MA, and ISI are collectively, the “Borrowers” and each a “Borrower”); and COLUMBIA PARTNERS, L.L.C. INVESTMENT MANAGEMENT, as investment manager (“Investment Manager”) for the benefit of itself and NATIONAL ELECTRICAL BENEFIT FUND (“NEBF”), FIRSTMARK III L.P. (f/k/a Pequot Private Equity Fund III, L.P.) (“FMIII”), FIRSTMARK III OFFSHORE PARTNERS, L.P. (Pequot Offshore Private Equity Partners III, L.P.) (“FMIIIOP”), CONSTELLATION VENTURE CAPITAL II, L.P. (“CVCII”), CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P. (“CVCOII”), CVC II PARTNERS, LLC (“CVCIIP”), and THE BSC EMPLOYEE FUND VI, L.P. (“BSC”; NEBF, FMIII, FMIIIOP, CVCII, CVCOII, CVCIIP, and BSC are collectively, the “L/C Guarantors” and each a “L/C Guarantor”).

RECITALS

          WHEREAS, the Borrowers, the L/C Guarantors and Investment Manager entered into that certain Letter of Credit Commitment and Reimbursement Agreement of even date herewith (as amended, modified, supplemented or otherwise modified from time to time, the “L/C Agreement”).

          WHEREAS, pursuant to the terms of that certain Security Agreement, dated as of even date herewith (the “Security Agreement”), by and among the Borrowers and Investment Manager, on behalf of itself and the L/C Guarantors, executed in connection with the L/C Agreement, the Borrowers have granted to the L/C Guarantors a security interest in all of the Borrowers’ right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral (as defined in the Security Agreement).

AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Obligations (as defined in the L/C Agreement), the Borrowers hereby jointly and severally represent, warrant, covenant and agree as follows:

          To secure the Obligations, each Borrower grants and pledges to Investment Manager, as agent, for the benefit of Investment Manager and the L/C Guarantors, a security interest in all of such Borrower’s right, title and interest in, to and under its Intellectual Property (as defined in the L/C Agreement), including without limitation those copyrights, patents and trademarks listed on Exhibits A, B and C hereto, and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

          The security interest granted hereby is in conjunction with the security interest granted to Investment Manager under the Security Agreement. The rights and remedies of Investment Manager and the L/C Guarantors with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Loan Documents (as defined in the L/C Agreement), and those which are now or hereafter available to Investment Manager and the L/C Guarantors as a matter of law or equity. Each right, power and remedy of Investment Manager and the L/C Guarantors provided for herein or in the Security Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Investment Manager and the L/C Guarantors of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Investment Manager and the L/C Guarantors, of any or all other rights, powers or remedies.

          The Borrowers represent and warrant that Exhibits A, B, and C attached hereto set forth any and all Intellectual Property rights in connection with which any Borrower has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

          This Intellectual Property Security Agreement is subject to the terms of the Subordination Agreement (as defined in the L/C Agreement). Notwithstanding any statement to the contrary contained in this Intellectual Property Security Agreement, no remedies shall be pursued, except in accordance with the terms of the Subordination Agreement. Notwithstanding the incorporation by reference in of the Subordination Agreement, the Borrowers acknowledge that no other parties, including any Borrower or any of their successors or assigns, are intended to be benefited, in any way, by the Subordination Agreement.

[SIGNATURE PAGES FOLLOW]

2.

          IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

MTM TECHNOLOGIES, INC.,
a New York corporation

By:	/s/ Steven Stringer

Name:	Steven Stringer

Title:	President and Chief Executive Officer

MTM TECHNOLOGIES (US), INC.,
a Delaware corporation

By:	/s/ Steven Stringer

Name:	Steven Stringer

Title:	President and Chief Executive Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC,
a Delaware limited liability company

By:	/s/ Steven Stringer

Name:	Steven Stringer

Title:	President and Chief Executive Officer

INFO SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Steven Stringer

Name:	Steven Stringer

Title:	President and Chief Executive Officer

[Signature Page to Intellectual Property Security Agreement]

COLUMBIA PARTNERS, L.L.C.
INVESTMENT MANAGEMENT,
as Investment Manager

By:	/s/ Jason Crist

Name:	Jason Crist

Title:	Managing Director

[Signature Page to Intellectual Property Security Agreement]

EXHIBIT A

COPYRIGHTS

None.

EXHIBIT B

PATENTS

None.

2.

EXHIBIT C

TRADEMARKS

Registered Trademarks:	Registration

Pivot Technologies	2,479,202

Pivot Technologies and Design	2,444,052

(Cancelled 1/19/08 for failure to file 6 year affidavit)

Pivot Technologies (Eye Logo)	2,756,707

Systems Managing Systems	2,434,901

(Cancelled 12/15/07 for failure to file 6 year affidavit)

DNA NetSensor DataVox Network Assurance	2,721,382

Vector ESP	2,924,616

Enterprise Services Partner	2,763,391

3.